                                                                    EXHIBIT 23.1






              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K into Budget Group, Inc.'s (formerly known as Team Rental Group, Inc.) previously filed Registration Statement File No. 333-59049.

/s/ Arthur Andersen
-------------------

July 10, 1998,
  Orlando, Florida